SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ X ] Preliminary Proxy Statement                           [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a -11(c) or 240.14a -12

PROVIDENTIAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

PROVIDENTIAL HOLDINGS, INC.
17011 BEACH BLVD., SUITE 1230
HUNTINGTON BEACH, CA 92647

December 09, 2008

Dear Valued Shareholder:

On behalf of our Board of Directors and management, we cordially invite you to attend our Annual Meeting of Shareholders on Friday, January 30, 2009. The Meeting will be held at our headquarters at 17011 Beach Blvd., Suite 200, Huntington Beach, CA 92647, at 02:00 p.m. (PST). If you are unable to attend the Annual General Meeting in Huntington Beach, please check the “Corporate Events” section on the Company’s Web site at www.phiglobal.com for more information.

The Notice of Meeting and Proxy Statement accompanying this letter describe the business we will consider at the Meeting. Your vote is very important. I urge you to vote to be certain your shares are represented at the Meeting even if you plan to attend. Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which methods are available to you.

I look forward to seeing you at the meeting.

/s/ Henry D. Fahman

Henry D. Fahman

Chairman of the Board, President and Chief Executive Officer

Notice of Annual Meeting of Shareholders
To Be Held January 30, 2009

The Annual Meeting of Shareholders of Providential Holdings, Inc. will be held on Friday, January 30, 2009, at 02:00 p.m. (PST) at the Company’s headquarters at 17011 Beach Blvd., Suite 200, Huntington Beach, CA 92647. At the Meeting, shareholders will be asked to:

1)	Review the preceding year operations;

2)	Vote for four to five Directors;

3)	Ratify the Board of Directors’ resolutions to amend the Articles of Incorporation to change the Company’s name to “PHIGROUP, INC.” for better corporate branding and to change the par value of the Company’s Common Stock from $0.04 to $0.001 to save annual filing fees with the Secretary of State of Nevada ;

4)	Authorize the Board of Directors to effect a reverse split of the Company’s Common Stock in the future, if necessary, to qualify for listing on the NASDAQ Stock Market or another senior exchange;

5)	Consider any other business, if properly raised.

You may vote at the Meeting if you were a shareholder of the Company at the close of business on December 05, 2008, the record date for the Meeting.

By order of the Board of Directors.

/s/ Tina T. Phan

Tina T. Phan
Director and Secretary

Huntington Beach, California
December 09, 2008

Please sign and return the enclosed proxy card in the postage-paid envelope provided or, if you prefer, please follow the instructions on the enclosed proxy card for voting by telephone or via the Internet. You may access the Company’s Web site at www.phiglobal.com/CorporateEvents/2008_Proxy for further Internet voting instructions as well as to view the Proxy Statement and Annual Report online.

PROVIDENTIAL HOLDINGS, INC.
Proxy Statement
2008 Annual Meeting of Shareholders

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JANUARY 30, 2008.

THE COMPANY’S 2008 ANNUAL REPORT, LETTER TO SHAREHOLDERS, NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND PROXY CARD ARE

AVAILABLE AT www.phiglobal.com/CorporateEvents/2008Proxy

GENERAL INFORMATION

Why did I receive this Proxy Statement?

The Board of Directors of Providential Holdings, Inc. (the “Company”, “we” or “us”) is soliciting proxies for the 2008 Annual Meeting of Shareholders (the “Annual Meeting” or “Meeting”) to be held on Friday, January 30, 2009, at 02:00 p.m. (PST) at the Company’s headquarters at 17011 Beach Blvd., Suite 200, Huntington Beach, CA 92647 and at any adjournment of the Meeting. When the Company asks for your proxy, we must provide you with a Proxy Statement that contains certain information specified by law. This Proxy Statement summarizes the information you need in order to vote at the Meeting.

The Company’s 2008 Annual Report, Letter to Shareholders, Notice of Annual Meeting, Proxy Statement and proxy are being mailed to shareholders beginning on or about December 15, 2008.

What will I vote on?

Four items:

1)	Election of four to five Directors;
2)	Ratification of the Board of Directors’ resolutions to amend the Articles of Incorporation to change the Company’s name to “PHIGROUP, INC.” for better corporate branding and to change the par value of the Company’s Common Stock from $0.04 to $0.001 to save annual filing fees with the Secretary of State of Nevada;
3)	Authorizing the Board of Directors to effect a reverse split of the Company’s Common Stock in the future, if necessary, to qualify for listing on the NASDAQ Stock Market or another senior exchange; and
4)	Other matters that may properly be brought before the Meeting.

Will there be any other items of business on the agenda?

We do not expect any other items of business at the Annual General Meeting. Nonetheless, if there is an unforeseen need, your proxy will give discretionary authority to the persons named on the proxy to vote on any other matters that may be brought before the Meeting. These persons will use their best judgment in voting your proxy.

Who is entitled to vote?

Shareholders as of the close of business on the record date, which is December 05, 2008, may vote at the Annual Meeting.

How many votes do I have?

You have one vote at the Meeting for each share of common stock you held on the record date.

What constitutes a quorum for the Annual Meeting?

A quorum is necessary to conduct business at the Annual Meeting. A quorum requires the presence at the Meeting of a majority of the outstanding shares entitled to vote, in person or represented by proxy. You are part of the quorum if you have voted by proxy. As of the record date, 194,003,375 shares of Company common stock were issued and outstanding.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Meeting. We urge you to vote by proxy even if you plan to attend the Meeting so we will know as soon as possible that enough votes will be present for us to hold the Meeting. If you attend the Meeting in person, you may vote at the Meeting and your earlier proxy will not be counted.

May I vote by telephone or via the Internet?

Yes. Instead of submitting your vote by mail using the enclosed proxy card, you may be able to vote on the Internet or by telephone. Please note that there are separate Internet and telephone voting arrangements depending on whether you hold your shares:

  as the registered shareholder, also known as the “shareholder” or “holder” of record (that is, if you own shares directly in your own name and they are either kept at our transfer agent or are in your possession); or
  as the “beneficial owner”, also known as holding the shares in “street name” (that is, if your shares are held for you by your bank, broker or other holder of record).

If you are a registered shareholder, you may vote by telephone or via the Internet by following the instructions on your proxy card.

If you are a beneficial owner, please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you. Most brokers and banks offer voting by telephone and via the Internet as well as by mail.

If you vote via the Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for these costs.

What should I do if I want to attend the Annual Meeting?

All shareholders and employees of the Company may attend the Annual Meeting. Please bring your admission ticket or your identification card and proof of ownership of Providential Holdings, Inc. stock to enter the Annual Meeting. When you arrive at the Annual Meeting, you will be asked to present photo identification, such as a driver’s license or a passport, to be admitted. Providential Holdings, Inc. employees wishing to attend the Annual Meeting can present their identification card to be admitted.

  If you are a registered shareholder, you will find an admission ticket attached as part of the proxy card sent to you. If you plan to attend the Annual Meeting, please bring this portion of the proxy card with you to the Meeting. If you opted to receive your proxy materials electronically, please print out the admission ticket you will find online and bring this with you.
  If your shares are held in the name of your bank, broker or other holder of record, please bring proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

For safety and security reasons, no cameras, recording equipment, electronic devices, large bags, brief cases or packages will be permitted in the Meeting.

Can I revoke or change my vote?

Yes. If you are a shareholder of record, you have the right to revoke your proxy at any time before the Annual Meeting by sending a signed notice to the Company’s Secretary, Providential Holdings, Inc. If you want to change your vote at any time before the Meeting, you must deliver a later dated proxy by telephone, via the Internet or in writing. You may also change your proxy by voting in person at the Meeting.

If you are a beneficial owner, please refer to the information forwarded by your broker, bank or other holder of record for procedures on revoking or changing your proxy.

What are the costs of soliciting these proxies and who will pay them?

The Company will pay all costs of soliciting these proxies. In addition, some of our officers and employees may solicit proxies by telephone or in person. We will reimburse banks and brokers for the expenses they incur in forwarding the proxy materials to you.

How many votes are required for the approval of each item?

  Proposal One – When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. Therefore, a nominee will be elected as a Director if he or she receives a majority of the votes cast at the Annual Meeting. A majority of votes cast means that the number of shares voted “for” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election. Votes cast include votes to withhold authority and exclude abstentions with respect to that Director’s election.
  Proposals Two, Three and Four – The affirmative vote of the holders of a majority of the votes cast is required to ratify each of the Board of Directors’ proposals. Abstentions and broker non-votes will not be counted either for or against these proposals.

Are abstentions and broker non-votes part of the quorum?

Yes. Abstentions, broker non-votes and votes withheld for Director nominees count as “shares present” at the Annual Meeting for purposes of determining a quorum.

What are broker non-votes?

If your shares are held by a broker, the broker may require your instructions in order to vote your shares. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen depending on the type of proposal. For the election of Directors, the broker may vote your shares in its discretion. For approval of the Board of Directors’ resolutions to amend the Articles of Incorporation and to effect a potential reverse split of the Company’s Common Stock in the future, if necessary, to qualify for a NASDAQ listing, the broker may not vote your shares at all. When that happens, it is called a “broker non-vote”.

Who will count the vote?

Votes at the Annual Meeting will be counted by two inspectors of election appointed by the Board and ratified by a majority vote at the Meeting.

What if I do not vote for some or all of the matters listed on my proxy card?

If you are a registered shareholder and you return a signed proxy card without indicating your vote for some or all of the matters, your shares will be voted as follows for any matter you did not vote on:

  for the nominees to the Board listed on the proxy card; and • for each of the Board of Directors’ proposals.

How do I submit a shareholder proposal for the 2009 Annual Meeting?

The Company’s 2009 Annual Meeting is scheduled for October 15, 2009. There are two different deadlines for submitting shareholder proposals. First, if a shareholder wishes to have a proposal considered for inclusion in next year’s Proxy Statement, he or she must submit the proposal in writing so that we receive it by May 20, 2009. Proposals should be addressed to the Company’s Secretary, Providential Holdings, Inc., 17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647. If you submit a proposal, it must comply with applicable laws, including Rule 14a-8 of the Securities Exchange Act of 1934.

In addition, any shareholder wishing to nominate a candidate for Director or to propose any other business at the Company’s 2009 Annual Meeting must give the Company written notice no earlier than May 30, 2009 and no later than July 31, 2009.

Can I view future proxy materials online instead of receiving them by mail?

Yes. If you are a shareholder of record or own Company shares through one of the Company’s employee benefit plans, you may, if you wish, view future Proxy Statements and Annual Reports online. If you elect this feature, you will receive an e-mail notice which will include the Web address for viewing the materials online. The e-mail notice will also include instructions so you can vote your proxy online or by telephone. If you have more than one account, you may receive separate e-mails for each account. Costs normally associated with electronic delivery, such as usage and telephone charges, as well as any costs incurred in printing documents, will be your responsibility.

At any time during the year, shareholders of record or owners of Company shares through one of the Company’s employee benefit plans may give consent to view future Proxy Statement and Annual Report materials online. During the 2008 proxy voting period, the Internet voting system will automatically prompt shareholders for their consent. For other times during the year, go to the Company web site at www.phiglobal.com for further subsequent updates.

If you are a beneficial owner, please contact your broker, bank or other holder of record for procedures on how to consent to view materials online instead of receiving them by mail.

What are the benefits of electronic delivery?

If you received your Annual Meeting materials by mail, we strongly encourage you to sign up to receive these materials via e-mail. Electronic delivery helps the environment and saves the Company money by reducing printing and mailing costs. It will also make it convenient for you to view your proxy materials and vote your shares online. If you have shares in more than one account, it is also an easy way to eliminate receiving duplicate copies of proxy materials.

What are the costs of electronic delivery?

The Company charges nothing for electronic delivery. You may, of course, incur expenses associated with Internet access such as telephone charges or charges from your Internet service provider.

May I change my mind later?

Yes. You may discontinue electronic delivery at any time. Shareholders of record may resume mail delivery of the Proxy Statement and Annual Report by going to www.phiglobal.com/corporateevents/proxy and revoking your election. You will receive a confirmation by e-mail indicating your preference to resume mail delivery.

If you are a beneficial owner, please contact your broker, bank or other holder of record for procedures on how to revoke your consent and resume delivery of materials by mail.

Will I receive a copy of the Company’s Annual Report?

You will not receive a hard copy of our Annual Report but can view our Form 10K filing with the Securities and Exchange Commission via the Internet or on the Company’s web site at http://investors.phiglobal.com/financials.cfm

What is “householding”?

We have adopted “householding”, a procedure under which beneficial owners who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces duplicate mailings and thus reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Householding does not affect dividend check mailings, if any.

Where can I find the voting results?

We will publish the voting results through a press release and in our Form 10-Q for the Second Quarter of 2009, which we will file with the SEC on or about February 15, 2009. To view our Form 10-Q online, go to the Company’s Investor Relations Web site at http://investors.phiglobal.com/financials.cfm

Can shareholders and other interested parties communicate directly with our Board?  If so, how?

Yes. You may communicate directly with one or more members of the Board by writing to the Company’s Secretary, Providential Holdings, Inc. 17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647, or by sending an e-mail to the Company’s Secretary at corpsecretary@phiglobal.com. The Company’s Secretary will then forward all questions or comments directly to our Board or a specific Director, as the case may be.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Company’s business and affairs are overseen by our Board pursuant to the Nevada Revised Statues our Articles of Incorporation, its subsequent Amendments, and By-Laws.

Shareholders are being asked to ratify at this Annual Meeting a Board of Directors’ resolution to appoint each Director. Your Board unanimously recommends that you vote to ratify this resolution.

Director Independence

The Board has determined that all of the Company’s Directors, with the exception of Mr. Henry D. Fahman (the Company’s Chairman, President and Chief Executive Officer) and Tina T. Phan (the spouse of Henry D. Fahman, a Director and Secretary-Treasurer of the Company), have met the independence requirements of the NASDAQ Stock Market, based upon the application of objective categorical standards adopted by the Board. To be considered independent, a Director must have no material relationship (other than as a Director) with the Company, or any of its subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company or any of its subsidiaries. In making independence determinations, the Board broadly considers all relevant facts and circumstances. In accordance with the Company’s Corporate Governance Guidelines, a Director will not be an independent Director of the Company if:

(i)	such Director is, or has been within the last three years, an employee of the Company, or any of its subsidiaries, or has an immediate family member who is, or has been within the last three years, an executive officer of the Company, or any of its subsidiaries;

(ii )

such Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, or any of its subsidiaries, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(iii)	(A) such Director or an immediate family member is a current partner of a firm that is the Company’s, or any of its subsidiaries’, internal or external auditor; (B) such Director is a current employee of such a firm; (C) such Director has an immediate member who is a

current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) such Director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s, or any of its subsidiaries’, audit within that time;

(iv)

such Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any present executive officer of the Company, or any of its subsidiaries, at the same time serves or served on the compensation committee of such other company; or

(v)

such Director is a current employee, or an immediate family member is a current executive officer, of another company that has made payments to, or received payments (exclusive of contributions to tax exempt organizations) from, the Company, or any of its subsidiaries, for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $500,000, or 2% of the consolidated gross revenues of such other company.

For purposes of sub-paragraphs (i) through (v) above, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. Individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated are not taken into consideration with respect to the determination of a Director’s independence.

Annual Meeting Attendance

It is the Company’s policy that, subject to illness or an unavoidable schedule conflict, all Directors will attend and be introduced at the Annual General Meeting.

Presiding Director/Chairman

Mr. Henry D. Fahman is the Presiding Director and Chairman of the Company. In his capacity as the Chairman, Mr. Fahman presides at regularly scheduled executive sessions of the Board. Shareholders and other interested parties may communicate with Mr. Fahman by sending a letter to the Company’s Secretary, Providential Holdings, Inc., 17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647 or by sending an e-mail message to the Company’s Secretary at corpsecretary@phiglobal.com. The Company’s Secretary will then forward your letter or e-mail to Mr. Fahman.

Directors' Biographies

The following four Director nominees are currently serving as Directors of the Company and have been nominated to stand for re-election at the Annual Meeting to serve four-year terms that will expire at the 2012 Annual Meeting. Please see pages 12 through 13 of this Proxy Statement and the Proxy Card for voting information.

Henry D. Fahman has been President and Chairman of the Board of Providential Holdings, Inc. since January 14, 2000, and is currently Acting Financial Officer of the Company. Mr. Fahman served as President and Chairman of the Board of Providential Securities, Inc. from its inception in October 1992 to October 2000. He holds a B.S., magna cum laude, in business administration from the University of California at Berkeley, with emphasis in finance and economic analysis and policy, and is a graduate of the Advanced Management Program (AMP166) from Harvard Business School. He has also attended other Executive Education programs at Harvard Business School and Stanford University, including Mergers and Acquisitions, Creating Competitive Advantage, and Advanced General Management. Previously, he served as a Resettlement Coordinator for the United Nations High Commissioner for Refugees. Mr. Fahman is currently Chairman of and President of Providential Foundation, Inc., a non-profit organization. Mr. Fahman also serves as Chairman and CEO of PhiLand Corporation and a director of PHI Mining Group, Inc., a majority-owned subsidiary of Providential Holdings, Inc. Mr. Fahman is the husband of Tina T. Phan, our Secretary and Treasurer and a member of our Board of Directors.

Tina T. Phan has been a Director and Secretary of the Company since January 2000 and was Vice President of Operations of Providential Securities, Inc. from 1995 to 2000. Mrs. Phan holds a B.S. in management information system from California State University, Los Angeles. Currently Mrs. Phan also serves as Treasurer of the Company. Mrs. Phan was employed by the World Relief Corporation from 1992 to 1995. Mrs. Phan is the wife of Henry D. Fahman.

Thorman Hwinn has been a Director of the Company since June 30, 2001. Most recently he has held managerial positions for retailers catering to the Vietnamese-American community in California. From 1993 to 1994, he was Vice President of Vinusa Investment & Holding Company, a California corporation. From 1978 to 1987, he was a Professor with Vietnam's University of Finance, serving as Chief of the Mathematics Department. From 1970 to 1975, Mr. Hwinn was an economic specialist at the Cabinet level for the Vice Prime Minister's Office for Economic Development and a banking specialist with the Agricultural Development Bank, Vietnam. Thorman holds an MBA, a Master's Degree in Economics and Bachelor's degrees in philosophy, economics and mathematics.

Lawrence G. Olson became a director of Providential Holdings, Inc. in January 2008. Mr. Olson has been a director of Santa Fe Gold Corp., a public company (OTCBB:SGFE), since March 1999 in connection with the Company's acquisition of Arizona Mica Properties, Inc., a private Arizona corporation owned by Mr. Olson and his partners. He has held the position of Chairman of Santa Fe Gold’s Board of Directors since October 2000, and until October 2003 also held the positions of President and Chief Executive Officer. Mr. Olson has owned and operated a successful business, Olson Precast of Arizona Inc., since 1973. Mr. Olson received a B.S. Degree in Civil Engineering from the University of Southern California.

Indemnification

Each Director and certain of our executive officers have entered into an indemnification agreement with the Company which provides indemnification for judgments and amounts paid in settlement and related expenses to the fullest extent permitted under the applicable provisions of the Nevada Revised Statues. This indemnification will be reduced to the extent that a Director or executive officer is indemnified by the Company’s Directors’ and Officers’ liability insurance. As of the date of this notice, the Company has not carried Directors’ and Officers’ liability insurance coverage but intends to do so in the near future.

Transactions With Related Persons

Under SEC rules, we are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest. Related persons include any Director, nominee for Director, executive officer of the Company, any immediate family members of such persons, and any persons known by the Company to be beneficial owners of more than five percent of the Company’s voting securities. The term “transaction” is broadly defined under SEC rules to include any financial transaction, arrangement or relationship, including any indebtedness transaction or guarantee of indebtedness.

Other than the information already disclosed and filed in our periodic reports with the Securities and Exchange Commission, we do not believe that there were any material transactions in effect since September 30, 2008, or any such material transactions proposed to be entered into during 2009.

MATERIAL PROCEEDINGS

Except as disclosed in the latest Forms 10-K filed on October 14, 2008 and 10-Q filed on November 14, 2008 with the Securities and Exchange Commission, there is no material proceeding to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries.

Committees of the Board of Directors

Starting 2009 the Company will have established Nominating and Corporate Governance, Audit and Compensation Committees. The Chair of each Committee reports to the full Board as appropriate from time to time. Each Committee has a Charter that is reviewed by the Nominating and Corporate Governance Committee on a regular basis. A detailed description of the functions and activities of these committees is available on the Corporation’s web site http://phiglobal.com/site/viewcontent.php?menuCha=2&menuCon=16.

Nominating and Corporate Governance Committee

The functions performed by the Nominating and Corporate Governance Committee will include, among other matters:

  recommending to the Board the general criteria for selection of Director nominees and evaluating possible candidates to serve on the Board;

  recommending to the Board appropriate compensation to be paid to Directors;

  determining whether any material relationship between a non-management Director and the Company might exist that would affect that Director’s status as independent;

  making recommendations, from time to time, to the Board as to matters of corporate governance and periodically monitoring the Board’s performance; and

  reviewing with the Board emergency succession plans for the Chief Executive Officer in the event of his death or disability.

Audit Committee

The Company will have an Audit Committee to be established by the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee’s duties will include, among other matters, assisting the Board’s oversight of:

  the integrity of the Company’s financial statements;

  the Company’s compliance with legal and regulatory requirements;

  the qualifications and independence of the Company’s independent Registered Public Accounting Firm; and

  the performance of the Company’s internal and external auditors.

Compensation Committee

The Compensation Committee’s duties will include, among other matters:

  establishing an overall total compensation philosophy for the Company;

  establishing and approving the compensation to be paid to the Company’s senior management;

  administering the Company’s incentive compensation plans; and

  establishing performance objectives and approving awards and payments in connection with the Company’s incentive compensation plans to ensure consistency with the Company’s financial and strategic plans and objectives.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee will have served as one of our officers or employees at any time. None of our executive officers will serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers will serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Board meetings and committees; annual meeting attendance.

There were four telephonic meetings of the board of directors, including regularly scheduled and special meetings, which were held during the last full fiscal year. All directors intended more than 75 percent of the total number of meetings held.

It is the Corporation’s policy that all board members attend annual meetings of security holders. We did not have an annual meeting in the prior year.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation of the Company's Chief Executive Officer and each of its most highly compensated executive officers during the three fiscal years ending June 30, 2008, 2007, and 2006. However, there was no monetary compensation paid to either the Chief Executive Officer or the Secretary/Treasurer of the Company and there were no stock options granted by the registrant during the periods presented.

						Common Stock
Name and		Annual Compensation				Owned as of
Principal Position	Year	Salary		Bonus	Other	November 30, ‘08
Henry D. Fahman	2008	$150,000		$-	$-	27,160,594 shares (1)
Chief Executive Officer	2007	$150,000		$-	$-
and Chief Financial Officer	2006	$150,000		$-	$-

Tina T. Phan (2)	2008	$60,000		$-	$-	15,829,646 shares
Secretary	2007	$60,000		$-	$-
and Treasurer	2006	$60,000		$-	$-

John Nguyen	2008	$62,500		$5,000	$-
V.P. Business Development and	2007	$60,000		$5,000	$-
Assistant CFO	2006	$35,000	(3)	$-	$-

Notes: (1) Including shares being pledged as loan collaterals for the benefits of the Company.
(2) Tina T. Phan is the spouse of Henry D. Fahman.
(3) From October 2005 through June 2006.

DIRECTOR COMPENSATION

Directors who are employees of the Company receive no additional compensation for serving on the Board or its Committees. The following table contains information regarding the director compensation the Company paid to the members of the Board of Directors in 2008:

			Change in
			Pension	All Other
	Fees Earned or	Stock Awards	Value	Compensation
Name	Paid in cash ($)	($) (a)	$ (b)	($) (c)	Total ($)

Henry D. Fahman	$0.00	$0.00	$0.00	$0.00	$0.00
Thorman T. Hwinn	$0.00	$0.00	$0.00	$0.00	$0.00
Lawrence G. Olson	$0.00	$6,000.00	$0.00	$0.00	$6,000.00
Tina T. Phan	$0.00	$0.00	$0.00	$0.00	$0.00

The Company provides the following annual compensation to non-employee Directors:

Cash Compensation

  $1,000 for each Board meeting attended;
  $700 for each Committee meeting attended;
  Reimbursement for customary travel expenses

OWNERSHIP OF COMPANY STOCK

A beneficial owner of stock is a person who has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the stock.

Company Stock Ownership of Management

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of September 30, 2008 (194,003,375 shares issued and outstanding,) by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors and executive officers of the Company, and as a group:

	NAME OF	AMOUNT OF BENEFICIAL	PERCENT OF
TITLE OF CLASS	BENEFICIAL OWNER (1)	OWNERSHIP	CLASS
Common Stock	Henry D. Fahman	27,160,594 (2)	14.01%
Common Stock	Tina T. Phan (3)	15,829,646	8.17%

Common Stock	Thorman Hwinn	483,333 (4)

Common Stock	Tam Bui	10,519,480 (5)	5.42%

Common Stock	Lawrence G. Olson	300,000 (4)

Common Stock	Shares of all directors and	54,293,053	27.86%
	executive officers as a group
	(5 persons)
(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) Certain of these shares have been pledged to secure certain obligations of the Company.

(3) Tina Phan is the wife of Henry Fahman.

(4) Less than 1%.

(5) Tam Bui was a Chief Technology Officer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

During the years ended June 30, 2008 and June 30, 2007, Kabani & Company, Inc. audited the consolidated financial statements of the Company and its subsidiaries. The aggregate fees

Kabani & Company, Inc. billed the Company for these years for professional services rendered were as follows:

Services Rendered	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Audit Fees	$45,000.00	$45,000.00
Audit-related Fees	$00.00	$00.00
Tax Fees	$00.00	$00.00
All Other Fees	$00.00	$00.00

  Audit and quarterly review fees included fees for professional services rendered for the audits of the consolidated financial statements of the Company, audits of the effectiveness of the Company’s internal control over financial reporting, reviews of the quarterly consolidated financial statements, statutory audits, securities registration statements and accounting consultations on matters related to the annual audits or interim reviews.

  There were no Audit-related fees which would generally include fees for pension or other special purpose audits, acquisition assistance and other accounting consultations. There were no Tax fees which would generally include fees for tax compliance, advice and planning.

  There were no other fees which would generally include fees for advisory services related to accounting principles, rules and regulations.

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING

Item 1. Election of Directors

The three-year terms for the four Directors listed below will expire at the Annual Meeting held in 2011. The one-year term for the one Director listed below will expire at the Annual Meeting held in 2009. Each nominee listed below has agreed to serve his or her respective term. If any Director is unable to stand for election, the individuals named as the proxies have the right to designate a substitute. If that happens, shares represented by proxies may be voted for a substitute Director.

The Board recommends that you vote FOR each of the following nominees:

For three-year terms expiring at the 2011 Annual Meeting:

  Henry D. Fahman
  Tho T. Huynh
  Lawrence G. Olson
  Tina T. Phan

Biographical information about these nominees can be found on pages 9 through 10 of this Proxy Statement.

Item 2. Proposals to Amend the Company’s Articles of Incorporation to Change the Corporate Name and Par Value of Common Stock

The following resolution will be offered by the Board of Directors at the Annual Meeting:

“RESOLVED, that the corporation amend its Articles of Incorporation to change its corporate name to “PHIGROUP, INC.” and to change the par value of its common stock to $0.001 per share, be, and hereby is, ratified and approved.”

We would like to change the corporate name to “PHIGROUP, INC.” because we believe the new name will make it is easier for international branding of our corporation.

We would like to change the par value of our common stock from $0.04 per share to $0.001 per share because it will save the annual filing costs with the State of Nevada.

Your Board recommends that you vote FOR this proposal.

Item 3. Proposal to Authorize the Board of Directors to Effect a Reverse-Split of the Common Stock of the Corporation in the future, only if it is necessary, to meet the minimum trading price to qualify for listing on the NASDAQ Stock Market or another senior exchange

The following resolution will be offered by the Board of Directors at the Annual Meeting:

“RESOLVED FURTHER, that the corporation effect a reverse split of the issued and outstanding shares of Common Stock of the Corporation in the future, only if it is necessary, to meet the minimum trading price to qualify for listing on the NASDAQ Stock Market or another senior exchange.”

We propose a reverse split of the Common Stock of the Corporation in the future, only if it is necessary, to meet the minimum trading price to qualify for listing on the NASDAQ Stock Market or a senior exchange.

The Board of Directors’ Recommendation

Your Board recommends that you vote FOR this proposal. Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.

Item 4. Other Matters

The Board knows of no other matters which may properly be brought before the Annual General Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

By order of the Board of Directors.

/s/ Tina T. Phan

TINA T. PHAN
Secretary

Huntington Beach, CA
December 09, 2008